                                                                     Exhibit 1.1


================================================================================



                          CENTERPRISE ADVISORS, INC.
                           (a Delaware corporation)

                       10,500,000 Shares of Common Stock


                          FORM OF PURCHASE AGREEMENT
                          --------------------------




                             Dated: _________, 1999



================================================================================

                          Table of Contents

                                                                            Page
                                                                            ----
     SECTION 1. Representations and Warranties................................ 6
                (a)   Representations and Warranties by the Company........... 6
                      (i)      Compliance with Registration Requirements...... 6
                      (ii)     Form S-4 ...................................... 7
                      (iii)    Independent Accountants........................ 8
                      (iv)     Financial Statements........................... 8
                      (v)      No Material Adverse Change in Business......... 8
                      (vi)     Good Standing of the Company................... 9
                      (vii)    Good Standing of Subsidiaries and Attest Firms. 9
                      (viii)   Capitalization.................................10
                      (ix)     Authorization of Agreements....................10
                      (x)      Authorization and Description of Securities....10
                      (xi)     Absence of Defaults and Conflicts..............11
                      (xii)    Absence of Labor Dispute.......................11
                      (xiii)   Absence of Proceedings.........................12
                      (xiv)    Accuracy of Exhibits...........................12
                      (xv)     Possession of Intellectual Property............12
                      (xvi)    Absence of Further Requirements................12
                      (xvii)   Possession of Licenses and Permits.............13
                      (xviii)  Title to Property..............................13
                      (xix)    Compliance with Cuba Act.......................14
                      (xx)     Investment Company Act.........................14
                      (xxi)    Environmental Laws.............................14
                      (xxii)   Registration Rights............................14
                      (xxiii)  Tax Returns....................................14
                      (xxiv)   Certain Actions................................15
                      (xxv)    Insurance .....................................15
                      (xxvi)   ERISA .........................................15
                      (xxvii)  Statistical and Market Data....................15
                      (xxviii) Maintenance of Sufficient Internal Controls....15
                      (xxix)   Fees ..........................................16
                      (xxx)    Related Party Transactions.....................16
                      (xxxi)   Proper Completion of Combination...............16
                      (xxxii)  Reserved Shares................................16
                      (xxxiii) Rescission Offer...............................16
                      (xxxiv)  Schedule C.....................................17
                (b)   Officer's Certificates..................................17

     SECTION 2. Sale and Delivery to Underwriters; Closing....................17
                (a)   Initial Securities......................................17
                (b)   Option Securities ......................................17

                (c)   Payment ............................................... 18
                (d)   Denominations; Registration............................ 18

     SECTION 3. Covenants of the Company..................................... 18
                (a)   Compliance with Securities Regulations and Commission
                        Requests............................................. 18
                (b)   Filing of Amendments................................... 19
                (c)   Delivery of Registration Statements.................... 19
                (d)   Delivery of Prospectuses............................... 19
                (e)   Continued Compliance with Securities Laws.............. 20
                (f)   Blue Sky Qualifications................................ 20
                (g)   Rule 158............................................... 20
                (h)   Use of Proceeds........................................ 21
                (i)   Listing ............................................... 21
                (j)   Restriction on Sale of Securities...................... 21
                (k)   Reporting Requirements................................. 21
                (l)   Compliance with NASD Rules............................. 21
                (m)   Compliance with Rule 463............................... 22
                (n)   Combination............................................ 22
                (o)   Compliance with Laws................................... 22

     SECTION 4. Payment of Expenses.......................................... 22
                (a)   Expenses............................................... 22
                (b)   Termination of Agreement............................... 22

     SECTION 5. Conditions of Underwriters' Obligations...................... 23
                (a)   Effectiveness of Registration Statement................ 23
                (b)   Opinions of Counsel for Company and the Founding
                        Companies............................................ 23
                (c)   Opinion of Counsel for Underwriters.................... 23
                (d)   Officers' Certificate.................................. 24
                (e)   Accountant's Comfort Letters........................... 24
                (f)   Bring-down Comfort Letters............................. 24
                (g)   Approval of Listing.................................... 24
                (h)   No Objection........................................... 24
                (i)   Lock-up Agreements..................................... 24
                (j)   Combination............................................ 25
                (k)   Credit Agreement....................................... 25
                (l)   Employment Agreements.................................. 25
                (m)   Form S-4 and Post-Effective Amendment.................. 25
                (n)   Conditions to Purchase of Option Securities............ 25
                      (i)   Officers' Certificate............................ 25
                      (ii)  Opinions of Counsel for Company.................. 25
                      (iii) Opinion of Counsel for Underwriters.............. 26
                      (iv)  Bring-down Comfort Letters....................... 26

                (o)   Additional Documents................................... 26
                (p)   Termination of Agreement............................... 26

     SECTION 6. Indemnification                                               26
                (a)   Indemnification of Underwriters........................ 26
                (b)   Indemnification of Company, Directors and Officers..... 27
                (c)   Actions against Parties; Notification.................. 27
                (d)   Settlement without Consent if Failure to Reimburse..... 28
                (e)   Indemnification for Reserved Securities................ 28

     SECTION 7. Contribution................................................. 28

     SECTION 8. Representations, Warranties and Agreements to
                  Survive Delivery........................................... 30

     SECTION 9. Termination of Agreement..................................... 30
                (a)   Termination; General................................... 30
                (b)   Liabilities............................................ 30

     SECTION 10. Default by One or More of the Underwriters.................. 31

     SECTION 11. Notices .................................................... 31

     SECTION 12. Parties .................................................... 32

     SECTION 13. GOVERNING LAW AND TIME...................................... 32

     SECTION 14. Effect of Headings.......................................... 32

||
SCHEDULES

Schedule A - List of Underwriters                                        Sch A-1
Schedule B - Pricing Information                                         Sch B-1
Schedule C - List of Persons and Entities Subject to Lock-up             Sch C-1
Schedule D - List of Founding Companies                                  Sch D-1
Schedule E - List of Subsidiaries                                        Sch E-1

EXHIBITS

Exhibit A  - Form of Opinion of Company's Counsel                            A-1
Exhibit B  - Form of Opinion of Special Company Regulatory Counsel           B-1
Exhibit C  - Form of Opinion of Counsel to each Founding Company             C-1
Exhibit D  - Form of Lock-up Letter                                          D-1
||

                           CENTERPRISE ADVISORS, INC.
                           (a Delaware corporation)
                       10,500,000 Shares of Common Stock
                           (Par Value $.01 Per Share)

                               PURCHASE AGREEMENT
                               ------------------

                                                           ______________ , 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Lehman Brothers Inc.
CIBC Oppenheimer Corp.
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York  10281-1209


Ladies and Gentlemen:

     Centerprise Advisors, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Lehman Brothers Inc. and CIBC Oppenheimer Corp. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,575,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 10,500,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,575,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company and the Underwriters agree that up to 525,000 shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business or other relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business or other relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-75863) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated _____, 1999 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     At the Closing Time (defined below), the Company will or will cause one or more wholly-owned subsidiaries of the Company to merge (each a "Merger") with each of the companies listed on Schedule D (each a "Founding Company" and, collectively, the "Founding Companies"), in each case pursuant to a merger agreement (each, as amended and restated to date and in the form filed as an Exhibit to the Registration Statement, a "Merger Agreement" and, collectively, the "Merger Agreements"), as described in the Prospectus under "Certain Transactions" (collectively, the "Combination"). As used herein, the term "Subsidiary" means each subsidiary of the Company, each Founding Company and each subsidiary of a Founding Company.

     SECTION 1.  Representations and Warranties.
                 ------------------------------

          (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission that the Company supply additional information has been complied with. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus or any amendments or supplements thereto.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Form S-4. The Company's registration statement on Form S-4 (No. 333-75861) covering the registration of the Rescission Offer and the registration of the shares of Common Stock being issued at the Closing Time pursuant to the Merger Agreements, including the related prospectus or prospectuses (the "Form S-4"), and Post-Effective Amendment No. 1 to the S-4 (the "Post-Effective Amendment") have each become effective under the 1933 Act, and no stop order suspending the effectiveness of the Form S-4 or the Post-Effective Amendment has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission that the Company supply additional information has been complied with. At the respective times the Form S-4 and the Post-Effective Amendment became effective and at the Closing Time, the Form S-4 and the Post-Effective Amendment complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the prospectus dated September 10, 1999 related to a rescission offer to the owners and certain employees of the Founding Companies (the "Rescission Offer"), included as part of the Form S-4 (the "Rescission Offer Prospectus") nor the prospectus dated September __, 1999, included as part of the Post-Effective Amendment and delivered to the owners of the Founding Companies (the "Merger Prospectus") (or any amendments or supplements thereto), at the time the Rescission Offer Prospectus or the Merger Prospectus or any such amendment or supplement was issued and (i) with respect to the Rescission Offer Prospectus, throughout the period of the Rescission Offer and (ii) with respect to the Merger Prospectus, at the Closing Time, did not include or will not include an untrue statement of a material fact and did not omit or will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           No Founding Company owner had any dissenters rights with respect to the Combination except as described in the Form S-4 and the Post-Effective Amendment. No Founding Company owner has elected to exercise dissenters rights.

          Each prospectus filed as part of the Form S-4 as originally filed or as part of any amendment thereto (including, without limitation, as filed as part of the Post-Effective Amendment), or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each such prospectus delivered to the owners of the Founding Companies was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants. Each of the accountants who certified the financial statements and supporting schedules included in the Registration Statement, the Form S-4 and the Post-Effective Amendment are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The historical financial statements included in the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus, together with the related schedules and notes, present fairly the financial position of the Company, each Founding Company and their respective consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company, each Founding Company and their respective consolidated subsidiaries for the periods specified; each of said financial statements has been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Prospectus, the Rescission Offer Prospectus and the Merger Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma combined financial statements and the related notes thereto included in the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma combined financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Other than historical financial statements of (A) Urbach Kahn & Werlin, P.C. as of and for the year ended October 31, 1996, (B) Self Funded Benefits, Inc. (d/b/a Insurance Design Administrators) as of and for the year ended December 31, 1996, (C) The Reppond Companies as of and for the year ended December 31, 1997 and (D) Simione, Scillia, Larrow & Dowling LLC as of and for the year ended December 31, 1997 as to which a written waiver has been obtained from the Commission and provided to the Representatives, no other financial statements or schedules of the Company or the Founding Companies are required by the 1933 Act or the 1933 Act Regulations to be included in the Registration Statement, the Prospectus, the Form S-4, the Post Effective Amendment, the Rescission Offer Prospectus or the Merger Prospectus.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Prospectus, the Form S-4, the Post Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there has been no dividend or distribution of any kind declared, paid or made by any Founding Company on any class of its capital stock, other than those consistent with past customs and practices that do not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of any Founding Company or any subsidiary thereof.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and under each Merger Agreement, each Incentive Compensation Agreement, each Company Stockholder Agreement, the Stockholders Agreement and the Credit Agreement (each as defined below); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of Subsidiaries and Attest Firms. Each Subsidiary and each attest firm that is a party to any Separate Practice Agreement or any Services Agreement (collectively, the "Attest Firms") has been duly organized, is validly existing and, if a corporation or limited liability company, is in good standing under the laws of the jurisdiction of its organization, has requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each Merger Agreement, Incentive Compensation Agreement, Stockholders Agreement, Separate Practice Agreement, Services Agreement and the Credit Agreement (each, in the form filed as an exhibit to the Registration Statement, a "Transaction Agreement" and, collectively, the "Transaction Agreements") to which it is a party; each Subsidiary that is a corporation or limited liability company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock, membership or partnership interests or other equity interest of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and after giving effect to the Combination will be owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and, immediately after giving effect to the Combination, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Subsidiary will be outstanding other than options to purchase up to
     23.654 shares of common stock of The Reppond Company; none of the outstanding capital stock, membership or partnership interests or other equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company immediately after giving effect to the Combination will be the Subsidiaries listed on Schedule E hereto.

          (viii) Capitalization. As of the Closing Time, the Company has authorized capital stock consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"); prior to the closing of the transactions contemplated by the Merger Agreements and the issuance of shares of Common Stock as contemplated thereby and hereby, the Company had issued and outstanding __________ shares of Common Stock (on a post-split basis) and no shares of Preferred Stock; upon consummation of the Combination and the issuance of __________ shares of Common Stock as contemplated by the Merger Agreements (which together with the __________ shares of Common Stock issued prior to the Combination, are all the shares of Common Stock issued or to be issued prior to the issuance and sale of the Securities), without giving effect to the issuance of the Securities pursuant to the terms of this Agreement, the Company will have issued and outstanding __________ shares of Common Stock and no shares of Preferred Stock. All of such shares of Common Stock have been duly authorized and, when issued and delivered to the purchasers thereof against payment therefor as provided in the Merger Agreements, will be validly issued, fully paid and nonassessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments to issue any shares of, capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

          (ix) Authorization of Agreements. Each of this Agreement and each Transaction Agreement to which the Company, a Subsidiary or an Attest Firm, as the case may be, is a party has been duly authorized, executed and delivered by the Company and by each such Subsidiary and each such Attest Firm and each such agreement constitutes a valid and legally binding obligation of the Company and each such Subsidiary and each such Attest Firm enforceable against the Company and each such Subsidiary and each such Attest Firm in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xi) Absence of Defaults and Conflicts. None of the Company, any Subsidiary or any Attest Firm is in violation of its constituent documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, such Subsidiary or such Attest Firm is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, such Subsidiary or such Attest Firm is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the Form S-4 and the Post-Effective Amendment (including, without limitation, the Rescission Offer, the Combination and the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and compliance by the Company, each Subsidiary and each Attest Firm with their respective obligations under the Transaction Agreements do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Subsidiary or any Attest Firm pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the constituent documents of the Company, any Subsidiary or any Attest Firm or any applicable law, statute, rule, regulation, ethical code, judgment, order, writ or decree (collectively, "Laws") of any government, government instrumentality, government agency, governmental body or court or other regulatory body or agency, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any Attest Firm or any of their assets, properties or operations, including, without limitation, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and any state board of accountancy or similar body (collectively, "Governmental Authorities"). None of the Company, any Subsidiary or any Attest Firm has received any notice from any Governmental Authority claiming any violation of any Law, whether arising out of their operations prior to the Combination, their proposed organizational structure or their operations after the Combination, or otherwise. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any Subsidiary or any Attest Firm.

          (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company or any Subsidiary, is imminent, and neither the Company nor any Subsidiary is aware of any existing or imminent labor disturbance by the employees of any of the Company's or any Subsidiary's principal customers or clients, including without limitation, the Attest Firms, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Authority, now pending, or, to the knowledge of the Company or any Subsidiary, threatened, against or affecting the Company, any Subsidiary or any Attest Firm, which is required to be disclosed in the Registration Statement, the Form S-4 or the Post-Effective Amendment (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the Combination or the transactions contemplated in this Agreement or the Transaction Agreements or the performance by the Company, any Subsidiary or any Attest Firm of their respective obligations under any of the Transaction Agreements; the aggregate of all pending legal or governmental proceedings to which the Company, any Subsidiary or any Attest Firm is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the Form S-4 or the Post-Effective Amendment, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv) Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus or the Merger Prospectus or to be filed as exhibits to the Registration Statement, the Form S-4 or the Post-Effective Amendment which have not been so described and filed as required.

          (xv) Possession of Intellectual Property. The Company, the Subsidiaries and the Attest Firms own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them and to be operated following the Combination, and none of the Company, any Subsidiary or any Attest Firm has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, any Subsidiary or any Attest Firm therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the Rescission Offer or the transactions contemplated by this Agreement and the Transaction Agreements or the performance by the Company, any Subsidiary or any Attest Firm of their respective obligations under any of the Transaction Agreements, except (i) such as have been already obtained relating to regulating, licensing or permitting the practice of public accountancy, (ii) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (iii) such as have been obtained under the laws and regulations of any jurisdictions outside the United States in which the Securities are offered.

          (xvii) Possession of Licenses and Permits. The Company, the Subsidiaries and, to the knowledge of the Company and the Subsidiaries, the Attest Firms, possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign Governmental Authorities necessary to conduct the business now operated by them or, in the case of the Attest Firms, the business described in the Registration Statement and the Prospectus; the Company, its Subsidiaries and, to the knowledge of the Company and the Subsidiaries, the Attest Firms, are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Company, any of its Subsidiaries or, to the knowledge of the Company and the Subsidiaries, any of the Attest Firms has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company or any Subsidiary and good title to all other properties owned by any of them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the Prospectus or (b) could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (xx) Investment Company Act. The Company is not, and upon the consummation of the Combination and the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company or any Subsidiary, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Authority, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws.

          (xxii) Registration Rights. Except as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxiii) Tax Returns. The Company and each Subsidiary have filed all Federal, state, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it or any of them to the extent that such taxes have become due and are not being contested in good faith, except for the filing of those returns, and the paying of those taxes, the failure to file or pay, respectively, individually or in the aggregate, would not have a Material Adverse Effect. The Company and the Subsidiaries have made adequate charges, accruals and reserves in the applicable historical financial statements referred to in paragraph (iv) above in respect of all Federal, state and foreign taxes for all periods as to which the tax liability of the Company or any Subsidiary has not been finally determined.

          (xxiv) Certain Actions. Neither the Company nor, to the Company's best knowledge, any of its affiliates or any of the Subsidiaries or any of their affiliates has taken and the Company will not take, and will cause each of the Subsidiaries to not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities.

          (xxv) Insurance. The Company, the Subsidiaries and, to the knowledge of the Company and the Subsidiaries, the Attest Firms carry, or are covered by, insurance in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is generally deemed customary for companies in the Company's, the Subsidiaries' and the Attest Firms' industries.

          (xxvi) ERISA. The Company and the Subsidiaries are in compliance in all material respects with all provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any Subsidiary has incurred or reasonably expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan," or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xxvii) Statistical and Market Data. The statistical and market-related data included in the Prospectus are based on or derived from sources that are reliable and are accurate in all material respects.

          (xxviii) Maintenance of Sufficient Internal Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxix) Fees. Other than pursuant to this Agreement or as described in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between either the Company or its Subsidiaries and any person that give rise to a valid claim against the Company, any of its Subsidiaries or any of the Underwriters for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby.

          (xxx) Related Party Transactions. No relationship, direct or indirect, exists nor has any transaction, direct or indirect, occurred between or among the Company or the Subsidiaries on the one hand, and the directors, officers, shareholders, customers, clients or suppliers of the Company or the Subsidiaries on the other hand, which is required to be described in the Prospectus which is not so described.

          (xxxi) Proper Completion of Combination. The Closing (as defined in each Merger Agreement) contemplated by each Merger Agreement is occurring simultaneously with the Closing Time and all conditions to the obligations of the Company under each Merger Agreement have been satisfied on or prior to the Closing Time, except for waivers thereof as to which the Representatives have been informed in writing by the Company at or prior to the Closing Time. There have been no amendments or supplements to, and no agreements or waivers in connection with or related to, any Transaction Agreement except for such amendments, supplements, agreements and waivers as to which the Representatives have been informed in writing by the Company at or prior to the Closing Time. Any such amendments, supplements, agreements or waivers that are required to be filed as exhibits to the Registration Statement have been so filed. At or prior to the Closing Time, each Founding Company has been or will be merged with and into, or acquired by, the Company or a wholly-owned Subsidiary of the Company in accordance with the applicable laws, rules and regulations of the applicable jurisdictions relating to each such merger or acquisition and upon the terms described in the Prospectus, and each Founding Company shall be a wholly-owned direct or indirect subsidiary of the Company. Each Merger qualifies for tax-free treatment under Section 351 of the Code.

          (xxxii)   Reserved Shares. Each of the persons identified by the
     Company to the Representatives to receive Reserved Shares is a citizen of the United States and currently is a resident of one of the United States.

          (xxxiii) Rescission Offer. The Rescission Offer complied with, or was exempt from, all Federal and state securities laws, including, without limitation, the 1933 Act, the 1933 Act Regulations and all state blue sky laws. The Rescission Offer has been accepted in accordance with its terms by all offerees who received such Rescission Offer, which offerees constituted all owners of the Founding Companies and all employees of the Founding Companies who were informed, prior to the actual filing of the Registration Statements, that they might receive shares of the Company's Common Stock in the Combination and none of such acceptances has been revoked or otherwise challenged as invalid. No person has any rescission rights or related claims with respect to any shares of the Company's Common Stock or any right to any other remedy adverse to the Company arising out of the alleged offers and/or sales of Common Stock that gave rise to the Rescission Offer.

          (xxxiv) Schedule C. The persons and entities listed on Schedule C to this Agreement own beneficially and of record all of the capital stock and other equity interests, and all securities convertible into or exchangeable for capital stock or any other equity interests, of the companies listed on Schedule C. Except for the persons and entities listed on Schedule C, no person or entity will receive shares of the Company's Common Stock in connection with the Combination.

          (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.
                 ------------------------------------------

          (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

          (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,575,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial

Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Chicago, Illinois 60661, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

          In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, the Form S-4 or the Post-Effective Amendment shall become effective, or any supplement to the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus or any amended Prospectus, Rescission Offer Prospectus or Merger Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement, the Form S-4 or the Post-Effective Amendment or any amendment or supplement to the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the Form S-4 or the Post-Effective Amendment or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Company's Common Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement, the Form S-4 or the Post-Effective Amendment (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to the prospectus included in the Registration Statement at the time it became effective, to the Prospectus, to the Rescission Offer Prospectus or to the Merger Prospectus and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement, the Form S-4 and the Post-Effective Amendment as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement, the Form S-4 and the Post-Effective Amendment as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement, the Form S-4 and the Post-Effective Amendment and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities or the shares of Common Stock being registered under the Form S-4, as the case may be, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement, the Form S-4 or the Post-Effective Amendment or amend or supplement the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus in order that the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus, as the case may be, will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or offeree, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement, the Form S-4 or the Post-Effective Amendment or amend or supplement the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Form S-4 or the Post-Effective Amendment or the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic of foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of time as may be necessary to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period time as may be necessary to complete the distribution of the Securities.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Listing. The Company will use its best efforts to effect and maintain the listing of the Securities on the New York Stock Exchange under the symbol "CEP" and will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are traded on the New York Stock Exchange.

          (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company to the holders of securities of the Founding Companies or employees at Closing Time in connection with the Combination in accordance with the terms of the Merger Agreements, (C) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (D) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus (E) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (F) Shares of Common Stock issued in connection with the acquisition by Centerprise of additional businesses, but only if the recipients of such shares agree in writing not to take any action described in clauses (i) or (ii) of Exhibit D during the period of 180 days from the date of the Prospectus.

          (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

          (l) Compliance with NASD Rules. The Company will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

          (m) Compliance with Rule 463. The Company shall report to the Commission its use of proceeds from the sale of the Securities as required pursuant to Rule 463 of the 1933 Act Regulations.

          (n) Combination. The Company will (i) use its best efforts to satisfy all conditions to the consummation of the Combination, (ii) use its best efforts to cause each Founding Company to satisfy all conditions to the consummation of the Combination and (iii) promptly notify the Representatives of the occurrence of any event which may result in the non-consummation of the Combination.

          (o) Compliance with Laws. The Company hereby agrees that it will, and it will cause each Subsidiary to, comply with all applicable Laws and that the Company will promptly notify the Representatives if the Company or any Subsidiary receives any notice from any Governmental Authority claiming any violation of any Law.

     SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business or other relationship with the Company to the extent set forth in the letter agreement dated as of ______, 1999 among the Company, BGL Capital Partners, L.L.C. and Merrill Lynch.

          (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinions of Counsel for Company and the Founding Companies. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of (i) Katten Muchin & Zavis, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request; (ii) Vedder, Price, Kaufman & Kammholz, special regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request; and (iii) counsel to each Founding Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i) (insofar as it relates to the Company's valid existence), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, the Form S-4 or the Post-Effective Amendment has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, are pending or are contemplated by the Commission.

          (e) Accountant's Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of PricewaterhouseCoopers LLP and KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (f) Bring-down Comfort Letters. At Closing Time, the Representatives shall have received from each of PricewaterhouseCoopers LLP and KPMG LLP a letter, dated as of Closing

Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (h) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (i) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule C hereto.

          (j) Combination. At or before Closing Time, the Closing (as defined in each Merger Agreement) contemplated by each Merger Agreement shall have occurred and all conditions to the obligations of the Company under each Merger Agreement shall have been satisfied except for waivers thereof as to which the Representatives shall have been informed of in writing by the Company at or prior to the Closing Time. Each Founding Company shall have been merged with the Company or a wholly-owned Subsidiary of the Company, in accordance with the applicable laws, rules and regulations of the applicable jurisdictions relating to each such merger and the terms contained in the respective Merger Agreements and described in the Prospectus, simultaneously with the closing of the purchase of the Initial Shares by the Underwriters, and each Founding Company shall be a wholly-owned direct or indirect subsidiary of the Company.

          (k) Credit Agreement. At or before Closing Time, the Company shall have entered into a credit agreement with ___________________ (the "Credit Agreement") pursuant to which the Company shall have available to it a credit facility in the amount of $100,000,000 on the terms described in the Prospectus.

          (l) Employment Agreements. At or before Closing Time, the Company shall have entered into an employment agreement with each of Robert C. Basten, DeAnn L. Brunts, Rondol E. Eagle and Dennis W. Bikun on the terms described in the Prospectus.

          (m) Form S-4 and Post-Effective Amendment. The Form S-4 and the Post-Effective Amendment shall each have been declared effective by the Commission and at Closing Time no stop order suspending the effectiveness of the Form S-4 or the Post-Effective Amendment shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

          (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any Subsidiary hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinions of Counsel for Company. The favorable opinion of Katten Muchin & Zavis, counsel for the Company, together with the favorable opinion of Vedder, Price, Kaufman & Kammholz, special regulatory counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii) Opinion of Counsel for Underwriters. The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (iv) Bring-down Comfort Letters. A letter from each of PricewaterhouseCoopers LLP and KPMG LLP, each in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.

          (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to an Underwriter with respect to any preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus as then amended or supplemented if
(i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each person named as a prospective director of the Company in the Registration Statement, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section

6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable and
(2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

          (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having a business relationship with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each person named as a prospective director of the Company in the Registration Statement, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.

          (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) there has occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

               if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Sears Tower Building, Suite 5500, Chicago, Illinois 60606, attention of Robert Cornog with a copy to Michael A. Campbell, Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60606; and notices to the Company shall be directed to it at 225 West Washington Street, 16th Floor, Chicago, Illinois 60606, attention of Robert C. Basten with a copy to Marguerite Elias, Katten Muchin & Zavis, 525 West Monroe Street, Chicago, Illinois 60601.

     SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers, directors and prospective directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the

Company and their respective successors, and said controlling persons and officers, directors and prospective directors referred to in Sections 6 and 7 and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                            Very truly yours,

                            CENTERPRISE ADVISORS, INC.


                            By
                              -------------------------------
                              Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
LEHMAN BROTHERS INC.
CIBC OPPENHEIMER CORP.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED

By
  -----------------------------------
  Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                         Number of
                                          Initial
Name of Underwriter                      Securities
-------------------                      ----------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.................
Lehman Brothers Inc.....................
CIBC Oppenheimer Corp...................

                                         _________

          Total                          10,500,000
                                         ==========

                                  SCHEDULE B

                          CENTERPRISE ADVISORS, INC.
                       10,500,000 Shares of Common Stock
                          (Par Value $.01 Per Share)


     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $(_________).

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $(________), being an amount equal to the initial public offering price set forth above less $(________) per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                  SCHEDULE C

                List of persons and entities subject to lock-up


Centerprise Advisors, Inc.
          CPA Holdings L.L.C.
          Reznick, Fedder & Silverman, C.P.A.s, L.L.C.
          FRF Holdings, L.L.C.
          Robert C. Basten
          DeAnn L. Brunts
          Rondol E. Eagle
          Dennis W. Bikun

Reznick Fedder & Silverman, Certified Public Accountants, A Professional Corporation
          David Reznick
          Stuart M. Fedder
          Ivan B. Silverman
          William T. Riley, Jr.
          Craig Birmingham
          Wallace L. Scruggs, Jr.
          Jeffrey D. Barsky
          Lester A. Kanis
          Renee G. Scruggs
          Lee Isaacson
          Gary Perlow
          Gary C. Pokrant
          Leslie A. Mostow
          Kenneth J. Shapiro
          Edward Ryan
          Mark J. Einstein
          Harry L. Silverman
          Kenneth E. Baggett
          Leonard A. Sacks
          Timothy McGibney
          Patrick Trotta
          Kirk T. Rogers
          Ronald G. Vance
          Anthony V. Portal
          Beth Mullen
          Mark Koppelman
          Jerry Herskovitz
          Michael Beck
          Robert Denmark

          Thomas Fasset
          Timothy Kemper
          David Kessler
          Rhea Voloshen
          Risa Guber
          Dick Chamberlain
          Gail White
          Phil Weitzel
          Karen Donahoe
          Sue O'Shea
          Bill Tzamaras
          John Hall
          Marc Feldman
          Joyce Price
          Jim Martinko
          Terry Kimm
          Alex Castelli
          Rick Schaefer

Mann Frankfort Stein & Lipp, P.C.
          Milton Frankfort
          Mike Richter
          Arnold Lipp
          Richard Stein
          Saul Solomon
          Laura Rice
          Suhrid Thakore
          Paul Mueller
          Bruce Layer
          Steve Albert
          Jeffri Botkin
          Craig Shenkman
          Glea Ramey III
          Bill Hickl
          John Landers
          Jerry Guilliot
          Gregg Steffen

Follmer, Rudzewicz & Company, P.C.
          Gordon R. Follmer
          John J. Rudzewicz
          Michael Santicchia
          Anthony P. Frabotta
          Timothy J. Caughlin

          Peter E. Meagher, III
          Patrick J. Gregory
          Daniel P. Markey
          James J. Bauters
          Dennis J. Petri
          Gerald J. Grady
          Dennis J. LaPorte

Berry, Dunn, McNeil & Parker, Chartered
          Edward G. Asherman, Jr.
          J. Maurice L. Bisson
          John M. Chandler
          Richard A. Charpentier
          Lee J. Chick
          Raymond L. Cunliffe
          Richard R. Gosselin
          Rodney F. Irish
          John H. Jackson, Jr.
          Francis P. Johnson
          Elliot D. Lerner
          James R. Maynard
          Michael T. McNeil
          Harry E. Meyer
          Lawrence E. Parker, Jr.
          Charles H. Roscoe
          Drew E. Swenson
          Christopher T. Tyson
          Erick L. Worden
          John T. Gurley
          Janice D. Latulippe
          Gerald R. Lavigne
          Kenneth L. Roberts
          Stephanie Rice
          Tracy W. Harding
          Clifford C. Abbott, Jr.
          Kenneth S. Jones
          Ralph A. Pascale, Jr.
          Jeffrey D. Walla
          Stephen J. Ferrari

Urbach Kahn & Werlin, P.C.
          William Chandler
          Arthur Heisman
          John Gijanto

          John Wolfgang
          Steven Fischer
          William Kahn
          Richard Kotlow
          Robert Fleming
          Marilyn Pendergast
          Alan Schacter
          David Evans
          Howard Foote
          Jeffrey Hershow
          Lloyd Jones
          Richard Lipman
          Michael Mahoney
          Harold Mandel
          Michael McCarthy
          Donald Neubecker
          Joseph Peterson
          Jeffrey M. Rosenbaum
          James Daniels
          Marianne DeMario
          Paul Goetz
          Kevin O'Donoughue

Grace & Company, P.C.
          Wayne J. Grace
          Frank H. Brandhorst
          Paul E. Schiavo
          Patrick E. Stark
          Patrick P. Rohrkaste
          Jeffrey R. Greene
          Robert J. Bauer
          David W. Greshman
          Lawrence J. Porschen
          Kent T. Cornell
          Larry R. Jourden
          Gerald P. Townsend
          Larry H. Weber

Simione, Scillia, Larrow & Dowling L.L.C.
          Richard C. Simione
          Anthony P. Scillia
          Joseph Natarelli
          John H. Schuyler
          Walter R. Fulton

          W. Edward Dowling
          Richard L. DeVita
          Peter A. Laine
          Ronald Larrow
          William McCabe
          Douglas J. Farrington
          Kathleen S. Held
          George Riggs III
          Gregory C. Marazita
          Paul Rohan
          Mary Ellen Walkama
          Thomas J. Valentino

     Robert F. Driver Co., Inc.
          Corbett Family Trust
          Weitzen Family Trust
          Jerold D. Hall
          Paul Gregory Zimmer, Jr.
          Michael D. Driver
          Ralph S. Hurst
          Ronald J. Stewart
          Gordon B. Des Combes
          Richard B. Gulley
          John T. Warnock
          Roger G. Combe
          Thomas Acee
          Cathy A. Adams
          Sherrie L. Aldrich
          Mark B. Allan
          Eunice Billups
          Victoria Bourus
          Thomas P. Brady
          Carole M. Burkhard
          Tom Buschmann
          Andrea M. Calabrese
          Christopher A. Chaffin
          Thomas J. Charlebois
          Barbara A. Clady
          Teri Clement
          Judy Cody-Eddinger
          Roger G. Combe (401k)
          Mark B. Conway
          Thomas E. Corbett
          Thomas W. Corbett

          Thomas W. Corbett (401k)
          David R. Cranmer
          John M.S. Crawford
          Robert A. D'Angelo
          Ted E. Davidson
          R. Joseph De Briyn
          Gordon B. DesCombes (401k)
          Michael D. Driver (401k)
          Patricia Eckes
          Janice K. Fike
          Joyce L. Finizio
          William J. Finnegan
          David A. Forsyth
          Daniel B. Frainer
          Franco Ganino
          Susan Ghirardi
          Richard B. Gulley (401k)
          Linda R. Hackney
          Jerold D. Hall (401k)
          Stanford F. Hartman, Jr.
          Martin S. Heflin
          Daniel J. Howell
          Ralph S. Hurst (401k)
          Robin Keith Johnson
          Warren G. Johnson
          Sandra A. Joyce
          Marylin T. Kelley
          Thomas S. Knight
          Ilene Knopoff
          Paul LaBounty
          Daniel R. Loomis
          Patrick Lowry
          Chris Lydick
          Dennis E. Maring
          Richard C. Mattingley
          McLean Family Trust
          Donald H. McLean, Jr.
          Dennis F. Mulqueeney
          James F. Mulvaney, Jr.
          Sharon W. Nash
          Kathryn H. Novak
          James O'Connell
          Karen L. Orosz
          Larry Osborne

          Richard A. Parrent
          David D. Pratt
          Steven F. Ramsower
          Allan H. Roberts
          Robert Savitch
          Ursula (Joni) Scherer Aleto
          Dennis V. Schraeder
          Carmen Scoppettuolo
          Thomas S. Sher
          Michael L. Simmons
          George J. Sports
          Roderick C. Steddom II
          Bartley B. Stewart
          David M. Stewart
          Randy Sysol
          Robyn Thaw
          Linda Torrence
          Laurie Trinca
          Arch M. Underwood
          William A. Waite
          David L. Walker
          John T. Warnock (401k)
          Lawrence A. Weitzen
          James A. Wiese
          John C. Willadsen
          James Williams
          Karen J. Woodhouse
          James D. Young
          Hales Capital Advisors
          Brown Brothers Harriman & Co.

     Self Funded Benefits, Inc. (d/b/a Insurance Design Administrators)
          Robert F. Gallo
          Russell Minetti

     The Reppond Company Inc.
          Ben W. Reppond
          Louis R. Baransky

     Reppond Administrators, L.L.C.
          Ben W. Reppond
          Deborah Reppond
          Louis R. Baransky

     VeraSource Excess Risk Ltd.
          Ben W. Reppond
          Scott D. Perry

                                   SCHEDULE D

                           List of Founding Companies


     Reznick Fedder & Silverman, Certified Public Accountants, A Professional Corporation

     Mann Frankfort Stein & Lipp, P.C.

     Follmer, Rudzewicz & Company, P.C.

     Berry, Dunn, McNeil & Parker, Chartered

     Urbach Kahn & Werlin, P.C.

     Grace & Company, P.C.

     Simione, Scillia, Larrow & Dowling LLC

     Robert F. Driver Co., Inc.

     Self Funded Benefits, Inc. (d/b/a Insurance Design Administrators)

     The Reppond Company Inc., Reppond Administrators, LLC and Vera Source Excess Risk Ltd.

                                                                       Exhibit A

                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(i)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement and under each Transaction Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (iv) As of Closing Time, the Company has authorized capital stock consisting of __________ shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"); prior to the closing of the transactions contemplated by each of the Merger Agreements and the issuance of shares of Common Stock as contemplated thereby and by the Purchase Agreement, the Company had issued and outstanding __________ shares of Common Stock and no shares of Preferred Stock; upon consummation of the Combination and the issuance of __________ shares of Common Stock as contemplated by the Merger Agreements (which, together with the __________ shares of Common Stock issued prior to the Combination, are all the shares of Common Stock issued or to be issued prior to the issuance and sale of the Securities), but without giving effect to the issuance of the Securities pursuant to the terms of this Agreement, the Company will have issued and outstanding __________ shares of Common Stock (on a post-split basis) and no shares of Preferred Stock. All of the outstanding shares of Common Stock have been duly authorized and validly issued, fully paid and nonassessable; the shares of Common Stock to be issued and sold to the founders in the Combination (the "Combination Shares") have been duly authorized and, when issued and delivered by the Company pursuant to the Merger Agreements against payment of the consideration set forth in the Merger Agreements, will be validly issued, fully paid and nonassessable; none of the outstanding shares of capital stock of the Company including, without limitation, any of the Combination Shares or the Securities, were issued in violation of the preemptive or other similar rights of any securityholder of the Company arising (a) by operation of the Restated Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware or (b) any contract known to us to which the Company is a party. To our knowledge, except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments to issue any shares of, capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

     (v) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable.

     (vi) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company arising (a) by operation of the Restated Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware or (b) any contract known to us to which the Company is a party.

     (vii) Each Subsidiary of the Company existing on the date prior to the date of this opinion letter, which does not include any Founding Company (such existing subsidiaries are collectively referred to herein as "Existing Subsidiaries" and individually referred to as an "Existing Subsidiary"), and, based solely on opinions of counsel to each Founding Company, the names of which firms are set forth on schedule 1 hereto (collectively the "Founding Company Counsel Opinions"), each Founding Company and each Attest Firm has been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each Transaction Agreement to which it is a party and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all the issued and outstanding capital stock of each Existing Subsidiary, and, based solely on the Founding Company Counsel Opinions, of each Founding Company has been duly authorized and validly issued, is fully paid and non-assessable; after giving effect to the Combination, and with respect to a Founding Company, based solely on a review of the Merger Agreements and the Exhibits thereto and the respective Founding Company Counsel Opinion, all of the issued and outstanding capital stock of each Existing Subsidiary and each Founding Company will be owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, shareholders agreement or voting trust and no options, warrants or other rights to purchase, agreements, or other obligations to issue or other rights to convert any other obligations into shares of capital stock or ownership interests in any Existing Subsidiary or Founding Company is outstanding; none of the outstanding shares of the capital stock of any Existing Subsidiary or, based solely on the Founding Company Counsel Opinions, of any Founding Company was issued in violation of the preemptive or similar rights of any security holder arising (a) by operation of the applicable constituent documents or (b) any contract known to us to which such Existing Subsidiary or such Founding Company is a party.

     (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (ix) Each of the Registration Statement, including any Rule 462(b) Registration Statement, the Form S-4 and the Post-Effective Amendment has been declared effective under the 1933 Act; any required filing of the Prospectus, the Rescission Offer Prospectus and the Merger Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, the Form S-4 or the Post-Effective Amendment has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus, the Merger Prospectus and each amendment or supplement to any of the foregoing as of their respective effective or issue dates (other than the financial statements and other financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (xii) The Company has been advised that the Securities, subject to official notice of issuance, have been approved for listing on the New York Stock Exchange. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the Delaware General Corporation Law, with any applicable requirements of the Company's Restated Certificate of Incorporation, as amended, and bylaws of the Company and the requirements of the New York Stock Exchange.

     (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any Governmental Authority, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the Rescission Offer, the Combination or the transactions contemplated in the Purchase Agreement, the Registration Statement, the Form S-4 and the Post-Effective Amendment or the performance by the Company of its obligations under the Purchase Agreement or the performance by the Company or any Subsidiary of its obligations in connection with the Combination, including, without limitation, under any Transaction Agreement.

     (xiv) The statements in the Prospectus under "Description of Capital Stock--Common Stock", "Business--Property", "Description of Capital Stock-- Preferred Stock," and "Shares Eligible for Future Sale" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Certificate of Incorporation and by-laws or legal proceedings, or legal conclusions, have been reviewed by us and fairly and accurately present in all material respects the matters referred to therein.

     (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (xvi) All descriptions in the Registration Statement, the Form S-4 and the Post-Effective Amendment of contracts and other documents to which the Company or its Subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of a character required to be described or referred to in the Registration Statement, the Form S-4 or the Post-Effective Amendment or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto.

     (xvii) To the best of our knowledge and, with respect to each Founding Company and each Attest Firm, based solely on the respective Founding Company Counsel Opinion, none of the Company, any Founding Company, any Existing Subsidiary or any Attest Firm is in violation of its charter or by-laws, and no default by the Company, any Founding Company, any Existing Subsidiary or any Attest Firm exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement.

     (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority (other than under the 1933 Act and the 1933 Act Regulations [or relating to regulating, licensing or permitting the practice of public accountancy,] which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement, for the offering, issuance or sale of the Securities or in connection with the transactions contemplated by the Registration Statement or (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, which have been obtained) in connection with the Rescission Offer, the issuance or sale of shares of the Company's Common Stock pursuant to the Combination or the transactions contemplated by the Form S-4 or the Post-Effective Amendment.

     (xix) The execution and delivery of the Purchase Agreement and the consummation by the Company of the transactions contemplated in the Purchase Agreement and in the Registration Statement, the Form S-4 and the Post-Effective Amendment (including, without limitation, the Rescission Offer, the Combination and the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company, each Subsidiary and each Attest Firm with their respective obligations under the Purchase Agreement and each Transaction Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Existing Subsidiary or (based solely on the respective Founding Company Opinion) any Founding Company or any Attest Firm pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company, any Founding Company, any Existing Subsidiary or any Attest Firm is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, any Founding Company, any Existing Subsidiary or any Attest Firm is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or by-laws of the Company, any Founding Company, any Existing Subsidiary or any Attest Firm, or to our knowledge, any law or administrative regulation normally applicable to transactions of the sort contemplated by the Purchase Agreement and the Merger Agreements or any administrative or court decree known to us to which the Company, any Subsidiary or any Attest Firm is a party or by which they or their properties are expressly bound.

     (xx) To the best of our knowledge, except as disclosed in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (xxi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     (xxii) Each Merger Agreement (which have been filed with the Commission as exhibits to the Registration Statement) and each other Transaction Agreement with respect to the Combination has been duly and validly authorized, executed and delivered by the Company, the respective Founding Company, the respective Existing Subsidiary and the respective Attest Firm and constitutes the valid and binding obligation of the Company and each Existing Subsidiary and (based solely on the respective Founding Company Opinion) of each Founding Company and each Attest Firm, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting creditors' rights and remedies generally, or as may be modified by general principles of equity, whether applied by a court of law or equity; no Founding Company shareholder had any dissenters rights with respect to the Combination except as described in the Form S-4; to the best of our knowledge, no Founding Company shareholder has elected dissenters rights and no other contractual rights exist giving any of the owners of the Founding Companies any preemptive rights or rights of first offer or first refusal with respect to the Securities.

     (xxiii) The transactions contemplated by each Merger Agreement have been consummated in accordance with the applicable laws, rules and regulations of the applicable jurisdictions relating to each such transaction and with the terms of the respective Merger Agreement. Each of the acquisitions of the Founding Companies by an Existing Subsidiary of the Company is effective under the law of the jurisdiction of the surviving entity.

     (xxiv) The Rescission Offer complied with, or was exempt from, all Federal and state securities laws, including, without limitation, the 1933 Act, the 1933 Act Regulations and the securities or blue sky laws of the various states (other than the antifraud provisions of Federal and state securities laws and other laws, rules and regulations as to the adequacy or accuracy of disclosure, as to which we express no opinion and make no statement other than the statements set forth in the penultimate paragraph of this Exhibit A). To our knowledge, the Rescission Offer has been accepted in accordance with its terms by all offerees who received such Rescission Offer, which offerees constituted all owners of the Founding Companies and all employees of the Founding Companies who were informed prior to the initial filing of the Form S-4 that they might receive shares of the Company's Common Stock in the Combination and none of such acceptances has been revoked or otherwise challenged as invalid. No person who has accepted the rescission offer has any rescission rights with respect to any shares of the Company's Common Stock or related claims (other than claims arising under the antifraud provisions of Federal or state securities laws or other laws, rules and regulations as to the adequacy or accuracy of disclosure, as to which we express no opinion and make no statement other than the statements set forth in the penultimate paragraph of this Exhibit A) arising out of the alleged offers and/or sales of Common Stock which gave rise to the Rescission Offer.

     (xxv) The Combination Shares were issued in compliance with, or were exempt from, all Federal and state securities laws (other than the antifraud provisions of Federal and state securities laws or other Laws, rules and regulations as to the adequacy or accuracy of disclosure, as to which we express no opinion and make no statement other than the statements set forth in the penultimate paragraph of this Exhibit A), including, without limitation, the 1933 Act, the 1933 Act Regulations and the securities or blue sky laws of the various states.

     In addition, counsel shall confirm that they have participated in the preparation of the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters, at which the contents of the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus and related matters were discussed and, although (except as specifically set forth in paragraph (x), (xiv), (xv) and (xvi) above) such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, the Form S-4, the Post-Effective Amendment, the Rescission Offer Prospectus and the Merger Prospectus, on the basis of the foregoing, nothing has come to such counsel's attention that has led such counsel to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), the Form S-4 or the Post-Effective Amendment (except for financial statements and other financial data included therein or omitted therefrom, as to which such counsel need make no statement), at the time such Registration Statement or any such amendment, the Form S-4 or the Post-Effective Amendment, as the case may be, became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, the Rescission Offer

Prospectus or the Merger Prospectus or any amendment or supplement to the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus (except for financial statements and other financial data included therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectus, the Rescission Offer Prospectus or the Merger Prospectus, as the case may be, was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering the opinions set forth in paragraph (i) through (xxv) above, such counsel may rely (A) as to those matters involving the Founding Companies as described in this Exhibit A, upon the opinion of counsel to each Founding Company, provided that such counsel shall state in their opinion that they believe they and the Underwriters are justified in relying on such opinion of counsel to each Founding Company, and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B

                              FORM OF OPINION OF
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                          TO BE DELIVERED PURSUANT TO
                               SECTION 5(b)(ii)

                                                                       Exhibit C



                              FORM OF OPINION OF
                       COUNSEL TO EACH FOUNDING COMPANY
                          TO BE DELIVERED PURSUANT TO
                               SECTION 5(b)(iii)


     Unless otherwise defined herein, capitalized terms in this Exhibit C shall have the meanings given to such terms in the applicable Amended and Restated Merger Agreement dated as of September 24, 1999.

1. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the [jurisdiction of organization]. Each of the Company Subsidiaries is duly [incorporated], validly existing and in good standing under the laws of the jurisdiction of its [organization]. The [Attest Entity] is a limited liability company duly formed, validly existing and in good standing under the laws of [jurisdiction of organization]. Each of the Attest Entity, the Company and the Company Subsidiaries has the [partnership/limited liability company/corporate] power and authority to own, lease and operate such Person's properties and assets and to carry on such Person's business as now being conducted, and to perform all such Person's obligations under the Contracts to which such Person is a party or by which it is bound. Each of the Attest Entity, the Company and the Company Subsidiaries is duly qualified to do business and in good standing as a foreign [corporation] or limited liability company, as applicable, in the jurisdictions reflected on attached Exhibit A.

2. The authorized and, to our knowledge (based solely on a review of the records of each of the Company and the Company Subsidiaries), the outstanding capitalization of each of the Company and the Company Subsidiaries is accurately set forth in the Agreement or on attached Exhibit A, as applicable; to our knowledge, none of such outstanding securities was issued in violation of the preemptive or similar rights of any holder of securities; and we are not aware of any options, agreements, understandings or commitments to issue shares or any other equity interests of any of the Company or the Company Subsidiaries [other than __________].

3. To our knowledge and based solely on a review of the records of the Company and the Company Subsidiaries, (a) [the Stockholders own/Seller owns] beneficially and of record all of the issued and outstanding shares of capital stock of the Company, and (b) the Company owns beneficially and of record [all of the equity interests] of each of the Company Subsidiaries.

4. The Company has all requisite corporate power and authority to enter into the Transaction Agreements to which it is a party and to perform its obligations under each such agreement. "Transaction Agreements" for purposes of this opinion means the Agreement, the Services Agreement, the Incentive Compensation Agreement, the Separate Practice Agreement, the Stockholders Agreement and the Release. The execution and delivery of each such agreement and the consummation of the transactions contemplated therein have been duly authorized by all necessary [corporate] action on the part of the Company and its stockholders. Each such agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its term except as affected by (i) the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and
     (ii) the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of such agreements.

5. [Each of the Attest Entity and] Seller has all requisite power and authority to enter into the Transaction Agreements to which it is a party and to perform its obligations under such agreements. The execution and delivery of such agreements and the performance of [the Attest Entity's and] Seller's obligations thereunder have been duly authorized by all necessary [partnership/limited liability company] action on the part of [the Attest Entity and] Seller and its [partners/members]. Each such agreement has been duly executed and delivered by [the Attest Entity and] Seller and constitutes the legal, valid and binding agreement of [the Attest Entity and] Seller, enforceable against [the Attest Entity and] Seller in accordance with its terms except as affected by (i) the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (ii) the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of such agreements.

6. Each of the Transaction Agreements to which a [Stockholder/Partner/Member] is a party has been duly executed and delivered by each such [Stockholder/Partner/Member] and is enforceable against each such [Stockholder/Partner/Member] in accordance with its terms except as affected by (i) the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (ii) the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of such agreements.

7. The execution and delivery by each of [the Attest Entity,] Seller, the Company and the [Stockholders/Partners/Members] of the Transaction Agreements to which each such Person is a party and the performance by each such Person of such Person's obligations under such agreements will not:
     (i) violate [the Attest Entity's] Seller's, any Company Subsidiary's or the Company's Organizational Documents, (ii) to our knowledge, result in a breach of any of the terms or conditions of or constitute a default under or result in the creation of any lien, charge or encumbrance upon any of their properties or assets pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which [the Attest Entity,] Seller, the Company, any Company Subsidiary or, to our knowledge, any of the [Stockholders/Partners/Members] is a party or by which [the Attest Entity,] Seller, the Company, any Company Subsidiary or, to our knowledge, any of the [Stockholders/Partners/Members], or any of their respective properties or assets may be bound or affected (each a "Material Contract") or (iii) to our knowledge, constitute an event that would permit any party to modify, alter, amend, cancel or terminate any Material Contract. None of [the Attest Entity,] Seller, the Company, any of the Company Subsidiaries or, to our knowledge, any [Stockholder/Partner/Member] is (i) a party to, or expressly bound by, any judgment, injunction, or decree of any court or Governmental Authority that would restrict or interfere with the performance by such Person, of such Person's obligations under the Transaction Agreements to which any such Person is a party, (ii) to our knowledge, in violation of its Organizational Documents [except for such violations that would not result in a Material Adverse Effect] or (iii) to our knowledge, in default in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Material Contract.

8. No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of the Transaction Agreements to which any of [the Attest Entity] Seller, the [Stockholders/Partners/Members] or the Company is a party or to consummation by any of [the Attest Entity,] Seller, the [Stockholders/Partners/Members] or the Company of the transactions contemplated by the Transaction Agreements which any such Person is a party, other than such declarations, filings, registrations, notices, authorizations, consents or approvals that have been made or obtained or that, if not made or obtained, would not, individually or in the aggregate, have a material adverse effect on the business, assets, condition (financial or other) or operating results, of any of [the Attest Entity,] Seller, the Company or any Company Subsidiary and except for those relating to regulating, licensing or permitting the practice of public accountancy.

9. Based solely on a review of our litigation docket and officers' certificates, there are no actions or proceedings against any of [the Attest Entity,] Seller, the [Stockholders/Partners/Members], the Company or the Company Subsidiaries pending or to our knowledge threatened, before any court, Governmental Authority, or arbitrator, that seek to affect the enforceability of any Transaction Agreement to which such Person is a party or which might reasonably be expected to result in a material adverse change in the business, assets, condition (financial or other) or operating results of [the Attest Entity] or the Company and the Company Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

10. The Company Stock has been validly issued, fully paid, non-assessable and is free of any adverse claim, any lien in favor of any Person and any restrictions on transfer imposed by any Person.

11. Upon filing of the Merger Documents with the Secretary of State of the State of ____________________ and the Secretary of State of the State of Delaware, the Merger will have the effects described in Sections 1.2 and
     2.1.1 of the Agreement.

Form of lock-up from directors, officers or other stockholders pursuant to
Section 5(i)

                                                                       Exhibit D

                                _________ , 1999


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
Lehman Brothers Inc.
Thomas Weisel Partners LLC
CIBC Oppenheimer Corp.
  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

North Tower
World Financial Center
New York, New York  10281-1209

     Re: Proposed Public Offering by Centerprise Advisors, Inc.
         ------------------------------------------------------

Dear Sirs:

     The undersigned, a stockholder [and an officer and/or director] of Centerprise Advisors, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") Lehman Brothers Inc., Thomas Weisel Partners LLC and CIBC Oppenheimer Corp. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                              Very truly yours,

                              Signature:

                              Print Name:

                                      D-2